Exhibit 4.7





                             SUBORDINATION AGREEMENT


                            dated as of June 26, 2002



                                    - among -


                 TELEPHONE AND DATA SYSTEMS, INC. AND THE OTHER
                             SUBORDINATED CREDITORS

                            as Subordinated Creditors

                       UNITED STATES CELLULAR CORPORATION

                                   as a Debtor


                                     - and -


                         TORONTO DOMINION (TEXAS), INC.

                as Administrative Agent for the Senior Creditors

                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE
                                                                            ----
I.         DEFINITIONS
           -----------
           1.1.       Definitions in Senior Credit Agreement...................2
           1.2.       Certain Terms............................................2
           1.3.       General Provisions Relating to Definitions...............9

II.        DEBT SUBORDINATION ARRANGEMENTS
           -------------------------------
           2.1.       Agreement to Subordinate; Addition of Subordinated
                           Creditors and Subordinated Debt....................10
           2.2.       Limitations on Subordinated Debt Payments...............11
           2.3.       Permitted Sub Debt Payments, etc........................11
           2.4.       Payment Blockage Periods................................12
           2.5.       Bankruptcy or Insolvency Proceedings....................13
           2.6.       Certain Other Bankruptcy Matters; etc...................14
           2.7.       Delivery of Prohibited Payments or Distributions on
                           Account of Subordinated Debt.......................16
           2.8.       Subrogation.............................................17

III.     LIMITATIONS ON CERTAIN ENFORCEMENT ACTIONS AND OTHER NEGATIVE COVENANTS
         -----------------------------------------------------------------------

           3.1.       Prohibitions on Commencement of Certain
                           Enforcement Actions................................17
           3.2.       Limitations on Remedies Under Subordinated Debt
                           Documents..........................................18
           3.3.       Limitation on Liens Securing Subordinated Debt..........18


IV.        WAIVERS AND CONSENTS
           --------------------
           4.1.       Waivers of Notice; etc..................................19

                                                                            PAGE
                                                                            ----
V.         ADDITIONAL REPRESENTATIONS AND OTHER
           COVENANTS
           ------------------------------------
           5.1.       Information Regarding Subordinated Debt.................21
           5.2.       Additional Representations and Covenants of
                           Subordinated Creditors.............................21
           5.3.       No Other Subordination..................................22
           5.4.       Legend; etc.............................................22
           5.5.       Consent to Credit Agreement.............................22
           5.6.       No Impairment...........................................22




VI.        MISCELLANEOUS
           -------------

           6.1.       Effectiveness of Agreement..............................23
           6.2.       Amendments, Waivers; etc................................23
           6.3.       Further Assurances......................................23
           6.4.       Specific Performance; Remedies Cumulative...............24
           6.5.       Severability............................................24
           6.6.       Continuing Agreement....................................24
           6.7.       Successors and Assigns..................................24
           6.8.       Notices.................................................24
           6.9.       Loan Document; etc......................................25
           6.10.      Choice of Law...........................................25
           6.11.      Waiver of Jury Trial....................................25
           6.12.      Survival................................................25
           6.13.      Termination.............................................26
           6.14.      Indemnification.........................................26
           6.15.      Expenses of Enforcement.................................26
           6.16.      Obligations Joint and Several; No Third Parties
                           Benefited..........................................26
           6.17.      Counterparts............................................26
           6.18.      Headings................................................27

                                LIST OF SCHEDULES
                                -----------------
           Schedule A      List of Debtors

           Schedule B      Permitted Sub Debt Payments

           Schedule C      List of Subordinated Creditors

           Schedule D      List of Subordinated Debt

           Schedule E      List of Subordinated Debt Documents

           Schedule F      List of Notice Addresses



                                LIST OF EXHIBITS
                                ----------------
           Exhibit A       Form of Subordinated Creditor Supplement

           Exhibit B       Form of Subordinated Debt Supplement

                             SUBORDINATION AGREEMENT
                             -----------------------

         This SUBORDINATION AGREEMENT is entered into as of June 26, 2002 by and among: (A) TELEPHONE AND DATA SYSTEMS, INC., a Delaware corporation, as a "Subordinated Creditor" hereunder; (B) each of the other SUBORDINATED CREDITORS (as defined below); (C) UNITED STATES CELLULAR CORPORATION, a Delaware corporation (hereinafter, together with its successors in title and assigns, called the "Borrower"), as a "Debtor" hereunder, and (D) TORONTO DOMINION
(TEXAS), INC., not in its individual capacity, but in its capacity as Administrative Agent (as defined below) for the Senior Creditors (as defined below).

                             PRELIMINARY STATEMENTS
                             ----------------------

         (1) Upon the terms and subject to the conditions contained in the Revolving Credit Agreement, dated as of June 26, 2002, among the Borrower, the Senior Lenders (as defined below) party thereto on and as of the date hereof, Toronto Dominion (Texas), Inc., as Administrative Agent for the Senior Creditors (as defined below), Wachovia Bank, National Association, as syndication agent, Citibank, N.A. and LaSalle Bank National Association, each as co-documentation agents (as amended and in effect from time to time, the "Senior Credit Agreement"), the Senior Lenders agreed to make Extensions of Credit to the Borrower.

         (2) This Agreement contains terms and provisions of subordination that are required by the Senior Creditors in connection with financing arrangements governed by the Senior Credit Agreement, and it is a condition precedent to the making of the initial Extensions of Credit under the Senior Credit Agreement that the Subordinated Creditors and the Borrower shall have entered into this Agreement and shall have agreed to become bound by the terms of subordination and other provisions contained herein.

         (3) The Subordinated Creditors and the Borrower have agreed with the Administrative Agent, acting for and on behalf of all of the Senior Creditors, to execute and deliver this Agreement and to become bound by the terms of subordination and other provisions set forth herein.

         NOW, THEREFORE, in consideration of these premises, the Subordinated Creditors and the Borrower hereby agree with the Administrative Agent, acting for and on behalf of all of the Senior Creditors, as follows:

                                    ARTICLE I
                                    ---------
                                   DEFINITIONS
                                   -----------


         SECTION 1.1.  Definitions in Senior Credit Agreement.  Unless otherwise
                       ---------------------------------------
defined herein, terms defined in the Senior Credit Agreement (as in effect on the date hereof) are used herein as therein defined.

         SECTION 1.2.  Certain  Terms.  The following  terms,  when used in this
                       ---------------
Agreement, including the introductory paragraph and the Preliminary Statements hereto, shall, except where the context otherwise requires, have the following meanings:

         "Administrative Agent" means Toronto Dominion (Texas), Inc., not in its
         ----------------------
individual capacity, but in its capacity as administrative agent for the Senior Creditors under the Senior Credit Agreement and the other Senior Loan Documents, and any successor to such administrative agent.

         "Agreement"  means this  Subordination  Agreement,  as  amended  and in
         -----------
effect from time to time.

         "Affiliate"  means  any  Person  that  would  be  considered  to  be an
         -----------
affiliate of another Person under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if such other Person were issuing securities. For purposes of this Agreement, none of the Subsidiaries of the Borrower shall be deemed to be an Affiliate of the Borrower or of any other Subsidiaries of the Borrower.

         "Bankruptcy  or  Insolvency  Proceeding"  means,  in  relation  or with
         ----------------------------------------
respect to any Debtor or any other Person, (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to such Person or to its creditors, as such, or to its Property, (b) any liquidation, dissolution, reorganization or winding up of such Person, whether voluntary or involuntary, partial or complete, and whether or not involving receivership, insolvency or bankruptcy, or (c) any assignment for the benefit of creditors of such Person, or any other marshalling of Property or liabilities of such Person.

         "Borrower"  has the meaning  specified  in the  introductory  paragraph
         ----------
hereto.

         "Capital Stock" means (a) in the case of any corporation, any corporate
         ---------------
capital stock of any class or series, (b) in the case of any association or business entity, any shares, interests, participations, rights or other equivalents (howsoever designated) of corporate capital stock, and (c) in the case of any partnership or limited liability company, partnership or membership interests (whether general or limited).

         "Debtors"  means,  collectively,  the  Borrower,  each  (if any) of the
         ---------
Subsidiaries of the Borrower identified on Schedule A attached hereto, and each (if any) of the other Subsidiaries of the Borrower which is an obligor of any kind with respect to any Subordinated Debt.

         "Enforcement  Action"  means,  in  relation  to or with  respect to any
         ---------------------
Debtor or any other Person, any of the following:

         (a) the acceleration of the maturity of all or any part of any Funded Debt of such Person;

         (b) the commencement or pursuit of any action at law or other legal proceeding against such Person to collect all or any part of any Funded Debt of such Person, or the enforcement of any other rights or remedies against such Person under or with respect to all or any part of any Funded Debt of such Person, whether by action at law, suit in equity, arbitration proceedings or any other similar proceedings;

         (c) the realization, foreclosure or other enforcement of any Liens of any kind on all or any part of any Property of such Person, or the obtaining of payment of any Funded Debt of such Person through exercise of any rights of set-off, counterclaim or cross-claim; or

         (d) the commencement or initiation of any Bankruptcy or Insolvency Proceeding against such Person, or the joining with any other creditor or creditors of such Person to commence or initiate any Bankruptcy or Insolvency Proceeding against such Person.

         "Equity Interests" includes Capital Stock and all warrants,  options or
         ------------------
other rights to purchase or otherwise acquire Capital Stock.

         "Event  of  Default"  has the  meaning  specified  for that term in the
         --------------------
Senior Credit Agreement.

         "Extension  of Credit"  means the making of any  advance or loan or the
         ----------------------
extension of any other credit or financial accommodation of any kind or character.

         "Funded Debt" means,  in relation to any Person:  (a) all  indebtedness
         -------------
for borrowed money of such Person; (b) all obligations of such Person incurred as the deferred purchase price of Property (other, in any event, than (i) obligations incurred as the deferred purchase price of services, (ii) trade payables entered into in the ordinary course of business of such Person pursuant to ordinary terms, and (iii) ordinary course purchase price adjustments); (c) all reimbursement and other payment obligations of such Person with respect to letters of credit, bankers' acceptances, surety bonds and other similar documents; (d) all obligations of such Person evidenced by promissory notes, bonds, debentures or other similar Instruments, including all obligations of such Person so evidenced incurred in connection with the acquisition of Property or any business; (e) all Capitalized Lease obligations of such Person and all indebtedness created under any conditional sale or other title retention agreements or sales of accounts receivable; (f) all non-recourse indebtedness of such Person of the kind described in clause (a) through clause (e) secured by Liens on Property of the obligor; and (g) all guaranty obligations of such Person in respect of indebtedness of the kind described in clause (a) through clause (f) above. For all purposes of this Agreement, the term "Funded Debt" shall also mean and include, with respect to any Person, the contractual and other similar obligations of such Person with respect to any Monetization Transaction, except as and to the extent that such contractual and other similar obligations of such Person are not required to be treated as funded debt, long term debt or the like by Generally Accepted Accounting Principles.

         "Instrument"  means any  contract,  agreement,  indenture,  mortgage or
         ------------
other document or writing (whether a formal agreement, letter or otherwise) under which any obligation is evidenced, assumed or undertaken, or any right to any Lien is granted or perfected.

         "Parent  Affiliated  Companies"  means,  collectively,  (a) the  Parent
         -------------------------------
Company, and (b) all Subsidiaries and Affiliates of the Parent Company, other than the Borrower and the Borrower's Subsidiaries.

         "Parent  Company"  means  Telephone and Data Systems,  Inc., a Delaware
         -----------------
corporation.

         "Payment Blockage Notice" has the meaning specified in Section 2.4(a).
         -------------------------

         "Payment  Blockage  Period" means, in relation to any Payment  Blockage
         ---------------------------
Notice, the period beginning on the date on which such Payment Blockage Notice shall be received by the Parent Company (as provided in Section 2.4(a)) and ending on the date determined pursuant to Section 2.4(b).

         "payment in full" and "paid in full" mean payment in full in cash.
         -----------------     --------------

         "payment or  distribution  on account of  Subordinated  Debt" means any
         -------------------------------------------------------------
payment or distribution of any kind or character, whether in cash or other Property, or any combination thereof, and whether voluntary or involuntary, (a) on account of any principal of (or premium, if any), interest on, or other amounts owing in respect of all or any part of any Subordinated Debt, or (b) on account of any purchase, repurchase, redemption, retirement, prepayment, defeasance or other acquisition for value of any Subordinated Debt. For purposes of this Agreement, "payments or distributions on account of Subordinated Debt" shall in any event include: (i) all payments payable on account of Subordinated Debt by virtue of the provisions of, or any security for, any Instrument governing any other Funded Debt of the Borrower or any of its Subsidiaries which is subordinate in right of payment to any Subordinated Debt; (ii) all payments on account of Subordinated Debt made through exercise of any rights of set-off, counterclaim or cross-claim; and (iii) all payments on account of Subordinated Debt made through realization, foreclosure or other enforcement of any Liens of any kind.

         "Permitted Equity Interests" means any Equity Interests of the Borrower
         ----------------------------
on account of or with respect to which none of the Borrower or its Subsidiaries has any obligation of any kind to (a) declare or pay any dividends or make other distributions at any time on or prior to May 31, 2008, except dividends or other distributions to be paid in Permitted Equity Interests of the Borrower, (b) make any redemption, repurchase, retirement or acquisition, whether through the Borrower or any of its Subsidiaries or otherwise, at any time on or prior to May 31, 2008, except (in any such case) with Permitted Equity Interests of the Borrower, (c) make any return of capital to the holder thereof at any time on or prior to May 31, 2008, except with Permitted Equity Interests of the Borrower, or (d) make any other distributions of any kind at any time on or prior to May 31, 2008, except distributions to be made in Permitted Equity Interests of the Borrower.

         "Permitted  Interest  Payments"  has the meaning  specified  in Section
         -------------------------------
2.3(a).

         "Permitted  Sub  Debt  Payments"  means,  collectively,  (a)  Permitted
         --------------------------------
Interest Payments, and (b) the other specific payments or distributions identified and described in Schedule B attached hereto (as amended or supplemented from time to time).

         "Property" means any interest in any kind of property or asset, whether
         ----------
real, personal or mixed, and whether tangible or intangible.

         "Senior Agents" has the meaning specified in the Senior Credit
         ---------------
Agreement for the term "Agents".

         "Senior  Compliance  Event of Default" means any Event of Default other
         --------------------------------------
than a Senior Payment Event of Default.

         "Senior Credit  Agreement" has the meaning specified in the Preliminary
         --------------------------
Statements hereto.

         "Senior Creditors" means, collectively,  (a) all of the Senior Lenders,
         ------------------
and (b) all of the Senior Agents. For purposes of this Agreement, the term "Senior Creditors" shall in any event include any and all lawful holders from time to time of all or any part of the Senior Debt.

         "Senior Debt" means,  collectively,  all Funded Debt of the Borrower or
         -------------
of any of its Subsidiaries, contingent or otherwise, now or hereafter existing, under or with respect to:

         (a) the unpaid principal of any and all Senior Extensions of Credit made or to be made or otherwise extended to the Borrower or to any of its Subsidiaries under the Senior Debt Documents;

         (b) interest (including interest accruing at the contract rate after the commencement of any Bankruptcy or Insolvency Proceedings in relation to the Borrower or any of its Subsidiaries, whether or not such interest accrues after the commencement of such proceedings for purposes of any applicable insolvency laws or is an allowed claim in such proceedings) on Senior Extensions of Credit described in clause (a) or on any other Funded Debt described in this clause (b) or in clause (c) of this definition, and fees, costs, expenses, indemnities, reimbursements and other amounts owing under any Senior Debt Documents (whether or not any such fees, costs, expenses or other amounts are incurred or otherwise accrue after the commencement of any Bankruptcy or Insolvency Proceedings in relation to the Borrower or any of its Subsidiaries, and whether or not all or any portion of any claims with respect thereto are allowed claims in any such proceedings); and

         (c) claims by any of the Senior Creditors against the Borrower or any of its Subsidiaries under any guaranties by the Borrower or by any of its Subsidiaries of any Funded Debt described in clause (a) or (b) of this definition (whether or not any of such claims are made against the Borrower or any of its Subsidiaries after the commencement of any Bankruptcy or Insolvency Proceedings with respect to any of such Persons, and whether or not all or any portion of such claims are allowed claims in any such proceedings).

         "Senior Debt  Documents"  means,  collectively,  (a) the Senior  Credit
         ------------------------
Agreement and all of the other Senior Loan Documents, (b) all other Instruments pursuant to which any Funded Debt owing to the Senior Creditors under the Senior Credit Agreement or any other Senior Loan Documents shall be deferred, extended, renewed, replaced, refunded or refinanced, in whole or in part, and without limitation as to parties, maturities, amounts, interest rates or other provisions, and (c) all other Instruments executed in connection with or evidencing, governing, guarantying or securing any Funded Debt under any Instruments referred to in clause (a) or (b) of this definition; in each case (with respect to any Instruments referred to in clause (a), (b) or (c)), as modified, amended or supplemented from time to time.

         "Senior Extensions of Credit" means, collectively:
         -----------------------------

         (a) any and all Extensions of Credit made or to be made or otherwise extended by Senior Creditors under or in respect of Senior Debt Documents at any time and from time to time on, prior to or after the date hereof to the Borrower or to any of its Subsidiaries; and

         (b) any and all Extensions of Credit replacing, refunding or refinancing, in whole or in part, whether directly or indirectly, and without limitation as to parties, maturities, amounts, interest rates or other provisions, any or all of the Senior Debt described in clause (a), clause (b) or clause (c) of that defined term.

         "Senior  Lenders"  has  the  meaning  specified  in the  Senior  Credit
         -----------------
Agreement for the term "Lenders".

         "Senior Loan Documents" has the meaning  specified in the Senior Credit
         -----------------------
Agreement for the term "Loan Documents".

         "Senior Payment Event of Default" means any Event of Default  resulting
         ---------------------------------
from any default by the Borrower in the payment or prepayment of any principal, interest or any other sum that has become due and payable under the Senior Credit Agreement or any of the other Senior Debt Documents.

         "Subordinated Creditors" means,  collectively,  (a) the Parent Company,
         ------------------------
(b) each of the other Parent Affiliated Companies identified in Schedule C attached hereto (as amended or supplemented from time to time), and (c) each of the other Parent Affiliated Companies that, at any time after the date hereof, shall execute and deliver to the Administrative Agent a Subordinated Creditor Supplement and thereby become a party hereto and bound hereby as a "Subordinated Creditor" hereunder.

         "Subordinated   Creditor  Supplement"  means  any  supplement  to  this
         -------------------------------------
Agreement, in or substantially in the form of Exhibit A attached hereto, by which any Parent Affiliated Company shall become a party to and bound by this Agreement as a "Subordinated Creditor" hereunder and additional Subordinated Debt and Subordinated Debt Documents shall be made subject to this Agreement.

         "Subordinated Debt" means, collectively:
         -------------------

         (a) all Funded Debt of the Borrower or of any of its Subsidiaries identified in Schedule D attached hereto (as amended or supplemented from time to time);

         (b) all other Funded Debt of the Borrower or of any of its Subsidiaries from time to time identified and described in any Subordinated Creditor Supplement or any Subordinated Debt Supplement which at any time after the date hereof shall be executed by any Subordinated Creditor and delivered to the Administrative Agent;

         (c) interest (including all (if any) interest accruing after the commencement of any Bankruptcy or Insolvency Proceedings in relation to the Borrower or any of its Subsidiaries) payable on or with respect to any Funded Debt described in clause (a), (b), (c), (d) or (e) of this definition, and all fees, costs, expenses, indemnities, reimbursements and other amounts owing in respect of any such Funded Debt;

         (d) all obligations of the Borrower or any of its Subsidiaries, contingent or otherwise, to purchase, repurchase, redeem, retire, prepay, defease or otherwise acquire any or all of the Funded Debt of the Borrower or of any of its Subsidiaries described in clause (a), (b), (c) or (e) of this definition; and

         (e) all Funded Debt under or with respect to guaranties by the Borrower or by any of its Subsidiaries of any Funded Debt described in any of clause (a),
(b), (c) or (d) of this definition.

         "Subordinated Debt Documents" means, collectively:
          ---------------------------

         a) all Instruments from time to time identified and described in Schedule E attached hereto (as amended and supplemented from time to time);

         (b) all other Instruments from time to time identified and described in any Subordinated Creditor Supplement or any Subordinated Debt Supplement which at any time after the date hereof shall be executed by any Subordinated Creditor and delivered to the Administrative Agent;

         (c) each (if any) Instrument pursuant to which any Subordinated Debt of the Borrower or of any of its Subsidiaries to each or any of the Subordinated Creditors, whether now or hereafter existing, is or will be evidenced, governed, guaranteed or secured;

         (d) each Instrument pursuant to which any Subordinated Debt to any of the Subordinated Creditors shall be deferred, extended, renewed, replaced, refunded or refinanced, in whole or in part; and

         (e) each other Instrument executed in connection with or otherwise evidencing, governing, guarantying or securing any Subordinated Debt of any kind, including, without limitation, any Subordinated Debt under any Instrument referred to in clause (a), (b), (c) or (d) of this definition; in each case (with respect to any Instrument referred to in clause (a), (b), (c), (d) or (e) of this definition), as modified, amended or supplemented from time to time.

         "Subordinated  Debt Supplement" means any supplement to this Agreement,
         -------------------------------
in or substantially in the form of Exhibit B attached hereto, by which any Subordinated Debt and Subordinated Debt Documents shall be made subject to this Agreement and thereby become "Subordinated Debt" and "Subordinated Debt Documents" hereunder.

         SECTION 1.3.  General  Provisions  Relating to  Definitions.  Terms for
                       ----------------------------------------------
which meanings are defined in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "including" means including, without limiting the generality of any description preceding such term. Each reference herein to any Person shall include a reference to such Person's successors in title and assigns or (as the case may be) his successors, assigns, heirs, executors, administrators and other legal representatives. References to any Instrument defined in this Agreement refer, unless otherwise provided herein, to such Instrument as originally executed, or, if subsequently varied, replaced or supplemented from time to time, as so varied, replaced or supplemented and in effect at the relevant time of reference thereto.

                                   ARTICLE II

                     FUNDED DEBT SUBORDINATION ARRANGEMENTS


         SECTION  2.1.  Agreement  to  Subordinate;   Addition  of  Subordinated
                        --------------------------------------------------------
Creditors and Subordinated Debt.
--------------------------------

         (a) Each of the Subordinated Creditors severally agrees with and for the benefit of each of the Senior Creditors that all Subordinated Debt (whether now existing or from time to time after the date hereof, incurred, assumed, created or arising) owing to it is hereby expressly subordinated and made junior in right of payment, to the extent and in the manner hereinafter provided in this Article II, to the prior payment in full of all Senior Debt (whether now existing or from time to time after the date hereof, incurred, assumed, created or arising).

         (b) Any Parent Affiliated Company which has not previously become a party to and bound by this Agreement as a "Subordinated Creditor" hereunder may at any time become a Subordinated Creditor under this Agreement by executing and delivering to the Administrative Agent a properly completed Subordinated Creditor Supplement. Upon execution and delivery of a Subordinated Creditor Supplement by any Parent Affiliated Company, (i) such Parent Affiliated Company shall automatically (without any other action on the part of any party hereto) become a Subordinated Creditor hereunder for all purposes of this Agreement, (ii) the Funded Debt identified and described in such Subordinated Creditor Supplement shall automatically (without any other action on the part of any party hereto) become Subordinated Debt for all purposes of this Agreement, and (iii) all related Subordinated Debt Documents identified and described therein shall automatically (without any other action on the part of any party hereto) become Subordinated Debt Documents for all purposes of this Agreement.

         (c) Any Funded Debt not previously designated as Subordinated Debt under this Agreement shall automatically become Subordinated Debt under this Agreement upon the due execution by the Subordinated Creditor to whom such Funded Debt is owed and delivery to the Administrative Agent of a properly completed Subordinated Debt Supplement identifying and describing such Funded Debt and all Subordinated Debt Documents pursuant to which such Subordinated Debt is evidenced or governed. Upon execution and delivery of a Subordinated Debt Supplement with respect to any Funded Debt, such Funded Debt and all related Subordinated Debt Documents described therein shall automatically (without any other action on the part of any party hereto) become Subordinated Debt and Subordinated Debt Documents for all purposes of this Agreement.


         SECTION 2.2.  Limitations on Subordinated Debt Payments.  Except as and
                       ------------------------------------------
to the extent otherwise expressly permitted or provided by Sections 2.3 and 2.5 hereof, neither the Borrower nor any of its Subsidiaries shall at any time make any payments or distributions of any kind on account of Subordinated Debt, whether in cash, securities or other Property or by way of conversion, exchange or set-off or otherwise, and the Subordinated Creditors shall not at any time demand, receive or accept from the Borrower or from any of its Subsidiaries, any payments or distributions on account of Subordinated Debt.


         SECTION 2.3. Permitted Sub Debt Payments; etc.
                      ---------------------------------

         (a) So long as no Payment Blockage Period shall be continuing at the time of payment, the Borrower and its Subsidiaries shall be permitted to pay to Subordinated Creditors, and Subordinated Creditors shall be entitled to receive and apply, interest that has accrued on Subordinated Debt at the applicable contract rates of interest set forth in the applicable Subordinated Debt Documents (as in effect on the date such documents shall become Subordinated Debt Documents) (all such permitted payments of interest being herein called "Permitted Interest Payments"). No prepayments of interest which has not yet accrued under applicable Subordinated Debt Documents shall be permitted by this Agreement, and no such prepayments of such interest shall constitute "Permitted Interest Payments" for purposes of this Agreement.

         (b) So long as no Payment Blockage Period shall be continuing, the Borrower and its Subsidiaries shall be permitted to pay to Subordinated Creditors, and Subordinated Creditors shall be entitled to receive and apply, the other Permitted Sub Debt Payments identified and described in Schedule B attached hereto (as amended and supplemented from time to time).

         (c) So long as no Bankruptcy or Insolvency Proceeding shall be continuing with respect to the Borrower or any of its Subsidiaries, Subordinated Creditors shall be entitled at any time and from time to time to convert all or any part of any Subordinated Debt into, or (as the case may be) to exchange all or any part of any Subordinated Debt for, Permitted Equity Interests of the Borrower.

         (d) Except as otherwise expressly permitted by paragraph (a), paragraph
(b) or paragraph (c) of this Section 2.3 or by Section 2.5 hereof, or as otherwise expressly consented to in writing by the Administrative Agent in any particular instance, the limitations on the making of payments or distributions on account of Subordinated Debt set forth in Section 2.2 shall be absolute, unconditional and irrevocable at all times and in all circumstances.

         SECTION 2.4. Payment Blockage Periods.
                      -------------------------

         (a) The Administrative Agent may, while any Event of Default is continuing, give to each Subordinated Creditor a written notice ("Payment Blockage Notice") of such Event of Default and the imposition of a Payment Blockage Period pursuant to this Section 2.4.

         (b) With respect to each Payment Blockage Notice identifying any one or more Senior Payment Events of Default, a Payment Blockage Period shall commence on the date on which the Subordinated Creditors shall receive from the Administrative Agent such Payment Blockage Notice and shall terminate on the earlier to occur of: (i) the date on which each of the Senior Payment Events of Default identified in such Payment Blockage Notice shall have been cured or waived or shall otherwise have ceased to exist; or (ii) the date on which such Payment Blockage Period shall be terminated by written notice to the Subordinated Creditors from the Administrative Agent. So long as any Senior Payment Event of Default shall be continuing, any number of Payment Blockage Notices identifying Senior Payment Events of Default may be given and any number of Payment Blockage Periods may be commenced by the Administrative Agent pursuant to this paragraph (b).

         (c) With respect to each Payment Blockage Notice identifying any one or more Senior Compliance Events of Default, a Payment Blockage Period shall commence on the date on which the Subordinated Creditors shall receive from the Administrative Agent such Payment Blockage Notice and shall terminate on the earlier to occur of: (i) the date 179 days after the commencement of such
Payment Blockage Period (or such earlier date as may be required by the next sentence); (ii) the date on which each of the Senior Compliance Events of Default identified in such Payment Blockage Notice shall have been cured or waived or shall otherwise have ceased to exist; or (iii) the date on which such Payment Blockage Period shall be terminated by written notice to the Subordinated Creditors from the Administrative Agent. So long as any Senior Compliance Event of Default shall be continuing, any number of Payment Blockage Notices identifying Senior Compliance Events of Default may be given and any number of Payment Blockage Periods may be commenced by the

Administrative Agent pursuant to this paragraph (c), but the aggregate duration of all Payment Blockage Periods commenced by the Administrative Agent pursuant to this paragraph (c) during any period of 365 consecutive days shall not exceed 179 days. Notwithstanding any other provision of this paragraph (c), no Senior Compliance Event of Default which existed or was continuing on the date of the commencement of any Payment Blockage Period pursuant to this paragraph (c) shall be, or be made, the basis for the commencement of a second Payment Blockage Period pursuant to this paragraph (c).

         SECTION  2.5.  Bankruptcy  or  Insolvency  Proceedings.   Each  of  the
                        ----------------------------------------
Subordinated Creditors and Debtors hereby agrees with the Senior Creditors that, in the event of any Bankruptcy or Insolvency Proceeding with respect to any of the Debtors:

         (a) the Senior Creditors shall first be entitled to receive payment in full of all Senior Debt before the Subordinated Creditors shall be entitled to receive any payment or distribution on account of Subordinated Debt from such Debtor;

         (b) the Senior Creditors shall be entitled to receive from such Debtor (until payment in full of all Senior Debt) all payments and distributions on account of Subordinated Debt which would otherwise be payable or deliverable to the Subordinated Creditors, including, without limitation, all cash, securities, Equity Interests and other Property distributed, divided or applied by way of dividend or payment, and any securities or Equity Interests issued, on account of the Subordinated Debt, and, to that end, all such payments and distributions from such Debtor that otherwise would be payable or deliverable upon or with respect to any Subordinated Debt shall instead be paid or delivered forthwith directly to the Administrative Agent, for the benefit of the Senior Creditors, in the same form as so received (with any necessary endorsement or assignment) for application to the payment of Senior Debt until all Senior Debt shall have been paid in full, and the Administrative Agent shall be entitled to hold all such securities, Equity Interests and other Property as collateral for the Senior Debt, to sell, assign, transfer or dispose of such securities, Equity Interests and other Property as the Administrative Agent shall deem appropriate, and to apply all proceeds from the sale, assignment, transfer or disposition of such securities, Equity Interests and other Property to the Senior Debt;

         (c) if any Subordinated Creditor shall fail to file a proper proof of claim in the form required by applicable law against such Debtor prior to the date thirty (30) days before the expiration of the time to file such claim, then the

Administrative Agent is authorized, but shall have no obligation, to file such claim in the name of and on behalf of such Subordinated Creditor; and

         (d) the Subordinated Creditors shall duly and promptly take such action as the Administrative Agent may reasonably request to collect Subordinated Debt from such Debtor, and to collect and receive any and all payments or distributions on account of such Subordinated Debt.

         SECTION 2.6.  Certain Other  Bankruptcy  Matters;  etc.
                       -----------------------------------------

         (a) In order to carry out and to give full effect to the express intentions of each of the parties hereto as set out in Section 2.5, and in order better to ensure the performance by the Subordinated Creditors of the covenants of the Subordinated Creditors with the Administrative Agent, for the benefit of the Senior Creditors, contained in Section 2.5, each of the Subordinated Creditors hereby absolutely and irrevocably constitutes and appoints the Administrative Agent its true and lawful agent and attorney-in-fact, with full power of substitution, in the name and on behalf of such Subordinated Creditor or in the name of the Administrative Agent or any of the Senior Creditors or in the name of the Administrative Agent's substitute agents or attorneys, to do, in any Bankruptcy or Insolvency Proceeding with respect to any Debtor, if all of the Senior Debt shall not have been paid in full at the time, all or any of the following:

                  (i) to enforce all or any of the claims comprising all or any part of any Subordinated Debt of such Debtor by filing claims, proofs of claim, suit or otherwise;

                  (ii) to enforce all or any of the Liens on any Property of such Debtor;

                  (iii) to give or withhold the consent of such Subordinated Creditor to the use by such Debtor of any Property of such Debtor;

                  (iv) to give or  withhold  the  consent  of such  Subordinated
Creditor to the sale, transfer or other disposition by such Debtor of any Property of such Debtor;

                  (v) to collect or receive all or any of the Property of any Debtor distributed, divided or applied by way of dividend or payment on account of all or any part of any Subordinated Debt of such Debtor and to apply the same, or the proceeds of any realization upon the same that the Administrative Agent in its sole and absolute discretion shall elect to effect, to all or any part of the Senior Debt until all of the Senior Debt shall have been paid in full;

                  (vi) to execute, deliver or otherwise perfect any Instrument and to execute and do all of such other assurances, acts and things which the Administrative Agent or any of the Administrative Agent's substitute agents or attorneys may deem proper in or for the purpose of exercising all or any of the powers and authorities granted to the Administrative Agent by each of the Subordinated Creditors pursuant to this paragraph (a);

                  (vii) to cast all  ballots  and vote all  claims in respect of the  Subordinated  Debt of such  Debtor  and to  negotiate,  accept or reject on behalf of the Subordinated Creditors any plan of partial or complete liquidation, reorganization, arrangement, composition or extension proposed in connection with any Bankruptcy or Insolvency Proceeding with respect to such Debtor, all in such manner and on such terms and conditions as the Administrative Agent shall in its sole and absolute discretion determine to be in the best interests of the Senior Creditors; and

                  (viii) generally, to take, in connection with any such Bankruptcy or Insolvency Proceeding with respect to such Debtor and in relation to all or any part of any Subordinated Debt of such Debtor, any action which the Subordinated Creditors would, but for the terms of this Agreement, be otherwise entitled to take in or for the purpose of exercising all or any of the powers, authorities or rights specified in the foregoing provisions of this paragraph
(a).

         (b) Each of the Subordinated Creditors hereby ratifies and confirms and agrees to ratify and confirm whatever the Administrative Agent (or any of the Administrative Agent's substitute agents) or attorneys shall do or purport to do in good faith in the exercise, at any time and from time to time prior to (but not after) the payment in full of all Senior Debt, of the power of attorney granted to the Administrative Agent by such Subordinated Creditor pursuant to
Section 2.5(a), which power of attorney, being coupled with an interest, is irrevocable.

         (c) Each of the Subordinated Creditors severally covenants and agrees with the Administrative Agent that, in any Bankruptcy or Insolvency Proceeding with respect to any of the Debtors, if all of the Senior Debt shall not have been paid in full at the time:

                  (i) such Subordinated Creditor shall, for all purposes of such Bankruptcy or Insolvency Proceeding, be deemed to have given its consent to and approval for (A) the use by any of the Debtors of any Property of any of the Debtors, and (B) the sale, transfer or other disposition by the Debtors or any of them of any Property of any of the Debtors, in each such case, if and to the extent that any such use, sale, transfer or other disposition shall be consented to or otherwise approved by the Administrative Agent;

                  (ii) if any payments or distributions made to the Administrative Agent on account of any Senior Debt, whether before or after the commencement of any Bankruptcy or Insolvency Proceeding with respect to the Borrower or any of its Subsidiaries, shall be avoided as a fraudulent transfer or fraudulent conveyance under any applicable law, then, for purposes of determining whether and when all of the Senior Debt shall have been paid in full, the Administrative Agent shall be deemed never to have received the payments or distributions so avoided; and

                  (iii) during such Bankruptcy or Insolvency Proceeding, until all Senior Debt shall be paid in full, the Administrative Agent shall (as between the Administrative Agent and the Subordinated Creditors) have the exclusive right to collect, foreclose upon, sell, transfer, liquidate or otherwise dispose of, or exercise any other Enforcement Action with respect to, all or any part of the Property of any of the Debtors in the manner deemed appropriate by the Administrative Agent, without regard to the rights of any of the Subordinated Creditors, and each of the Subordinated Creditors hereby agrees not to hinder, delay or otherwise interfere with any Enforcement Action by the Administrative Agent with respect to any of the Debtors, any of their Property or any part thereof.

         SECTION  2.7.  Delivery  of  Prohibited  Payments or  Distributions  on
                        --------------------------------------------------------
Account of  Subordinated  Debt.  If any  payment or  distribution  on account of
-------------------------------
Subordinated Debt shall at any time be collected or received by any of the Subordinated Creditors, by way of set-off or otherwise, and such collection or receipt shall not be expressly permitted by this Article II at the time of such collection or receipt, then such payment or distribution shall be paid over or delivered forthwith to the Administrative Agent for application to Senior Debt. Payments or distributions on account of Subordinated Debt paid or delivered to the Administrative Agent in compliance with this Article II that are in the form of cash shall be used to pay Senior Debt. Any such payments or distributions that are not in the form of cash shall be held by the Administrative Agent as security for the payment of Senior Debt. The Administrative Agent shall be entitled to sell, assign, transfer or dispose of such Property as the Administrative Agent deems appropriate. Cash proceeds of any such non-cash payments or distributions on account of Subordinated Debt shall, when such cash proceeds are received by the Administrative Agent, be used to pay Senior Debt.

         SECTION 2.8. Subrogation.  Upon payment in full of all Senior Debt, the
                      ------------
Subordinated Creditors shall be immediately subrogated to the rights of the Senior Creditors (to the extent of payments and distributions previously made to or for the account of the Senior Creditors pursuant to the provisions of this
Article II), to receive payments and distributions of Property of the Borrower or of any of its Subsidiaries applicable to Senior Debt until all amounts owing on Subordinated Debt shall be paid in full. No payments or distributions applicable to Senior Debt which the Subordinated Creditors shall receive by reason of their being subrogated to the rights of the Senior Creditors pursuant to the provisions of this Section 2.8 shall, as between the Borrower or any of its Subsidiaries, any of their creditors other than the Senior Creditors, and the Subordinated Creditors, be deemed to be a payment by such Person to or for the account of any Subordinated Debt; and, for the purposes of such subrogation, no payments or distributions to the Senior Creditors of any Property to which the Subordinated Creditors would be entitled except for the provisions of this Agreement, and no payment over pursuant to provisions of this Agreement, to the Senior Creditors by the Subordinated Creditors, shall, as between the Borrower or any of its Subsidiaries, any of their creditors other than the Senior Creditors, and the Subordinated Creditors, be deemed to be a payment by such Person to or for the account of any Senior Debt, it being understood that the provisions of this Agreement are intended solely for the purpose of defining the relative rights of the Subordinated Creditors, on the one hand, and the Senior Creditors, on the other hand, and nothing contained in this Section 2.8 or elsewhere in this Agreement, is intended to or shall impair, as between the Borrower or any of its Subsidiaries and the Subordinated Creditors, the obligations of the Borrower and its Subsidiaries, which are absolute and unconditional, to pay to the Subordinated Creditors, subject always to the rights of the Senior Creditors, the Subordinated Debt as and when the same shall become due and payable in accordance with its terms.

                                   ARTICLE III

                       LIMITATIONS ON CERTAIN ENFORCEMENT
                      ACTIONS AND OTHER NEGATIVE COVENANTS
                      ------------------------------------

         SECTION  3.1.  Prohibitions  on  Commencement  of  Certain  Enforcement
                        --------------------------------------------------------
Actions.  Until  all of the  Senior  Debt  shall  have  been  paid in full,  the
--------
Subordinated Creditors shall not at any time commence or institute, or join with any other Person or Persons in commencing or instituting, any Enforcement Action of any kind against the Borrower or any of the Borrower's Subsidiaries or against any of the Property of the Borrower or any of its Subsidiaries, whether with respect to any Subordinated Debt or otherwise.

         SECTION 3.2. Limitations on Remedies Under Subordinated Debt Documents.
                      ----------------------------------------------------------
Notwithstanding any contrary provision of any Subordinated Debt Document, the occurrence or continuation of any Default or Event of Default of any kind whatsoever under or with respect to any of the Senior Debt Documents shall not constitute a "default" or an "event of default" under any of the Subordinated Debt Documents.


         SECTION  3.3.   Limitations  on  Liens  Securing   Subordinated   Debt.
                         -------------------------------------------------------

         (a) The Borrower shall not at any time grant, or cause or permit any of its Subsidiaries at any time to grant, to any of the Subordinated Creditors, and the Subordinated Creditors shall not at any time acquire, demand, receive or accept from the Borrower or from any of its Subsidiaries, any Liens on any Property of any kind as security for any Subordinated Debt, unless (i) such Liens shall at all times be junior in priority to Liens securing Senior Debt, and (ii) at no time shall such Liens attach to any Property except Property subject to Liens which secure the Senior Debt on terms and conditions satisfactory to the Administrative Agent

         (b) Liens on Property securing all or any part of the Senior Debt shall at all times have priority in every respect over, and shall in all respects and at all times be senior and superior to, all Liens (if any) on such Property securing all or any part of the Subordinated Debt. The priorities specified in this paragraph (b) for the Liens described herein shall be applicable (i) whether or not any such Liens shall have been duly and properly created or perfected, whether or not any such Liens shall be legal, valid, binding or enforceable, and whether or not any such Liens shall or may be subject to avoidance, or shall be avoided, as a fraudulent transfer or fraudulent conveyance, in any case whether before or after the commencement of any Bankruptcy or Insolvency Proceedings with respect to any Debtor, (ii) whether or not any such Liens shall be acquired or created consensually or by attachment, levy, execution, distraint or otherwise, and (iii) irrespective of (A) the time, order or method of creation, attachment or perfection of any such Liens, (B) the time or order of filing or recording of financing statements or other Instruments pertaining to any such Liens, or (C) the possession of any of such Property subject to any such Liens.

         (c) Until all of the Senior Debt shall have been paid in full, the Subordinated Creditors shall not at any time commence or institute, or join any other Person or Persons in commencing or instituting, any Enforcement Action of any kind with respect to any Liens securing all or any part of the Subordinated Debt.

         (d) Any Liens  acquired in violation  of paragraph  (a) of this Section
3.3 shall be null and void ab initio, and none of the Subordinated Creditors shall have any rights, remedies, claims, benefits or priorities, as secured party or otherwise, in relation to any Property subject to any such Liens.

                                   ARTICLE IV

                              WAIVERS AND CONSENTS
                              --------------------

         SECTION 4.1.  Waivers of Notice;  etc. The  obligations  of each of the
                       ------------------------
Subordinated Creditors and Debtors under this Agreement, and the subordination arrangements and covenants contained herein, shall not be to any extent or in any way or manner whatsoever impaired or otherwise affected by any of the following, whether or not any of the Subordinated Creditors or Debtors shall have had any notice or knowledge of any thereof:

         (a) the dissolution, termination of existence, bankruptcy, liquidation, insolvency, appointment of a receiver for all or any part of the Property of, assignment for the benefit of creditors by, or the commencement of any Bankruptcy or Insolvency Proceeding by or against, the Borrower or any of its Subsidiaries;

         (b) the absorption, merger or consolidation of, or the effectuation of any other change whatsoever in the name, membership, constitution or place of formation of, the Borrower or any of its Subsidiaries;

         (c) any extension or postponement of the time for the payment of any Senior Debt, the acceptance of any partial payment thereon, any and all other indulgences whatsoever by the Senior Creditors in respect of any Senior Debt, the taking, addition, substitution or release, in whole or in part, at any time or times, of any collateral or Liens securing any Senior Debt, or the addition, substitution or release, in whole or in part, of any Person or Persons primarily or secondarily liable in respect of any Senior Debt;

         (d) any action or delay in acting or failure to act on the part of any Senior Creditor under any Senior Debt Document or in respect of any Senior Debt or Liens securing any Senior Debt or otherwise, including (i) any action by any Senior Creditor to enforce any of its rights, remedies or claims in respect of Liens securing any Senior Debt, (ii) any failure by any Senior Creditor strictly or diligently to assert any rights or to pursue any remedies or claims against any of the Debtors or any other Person or Persons under any of the Senior Debt Documents or provided by statute or at law or in equity, (iii) any failure by any Senior Creditor to perfect or to preserve the perfection or priority of any of its Liens securing any Senior Debt, or (iv) any failure or refusal by any Senior Creditor to foreclose or to realize upon any Liens securing any Senior Debt or to take any action to enforce any of its rights, remedies or claims under any Senior Debt Document;

         (e) any modification or amendment of, or any supplement or addition to, any of the Senior Debt Documents;

         (f) any waiver, consent or other action or acquiescence by any of the Senior Creditors in respect of any default by the Borrower or by any of its Subsidiaries in its performance or observance of or compliance with any term, covenant or condition contained in any Senior Debt Document;

         (g) any Senior Debt or any Senior Debt Document or any provision thereof or any Liens securing any Senior Debt shall at any time or for any reason whatsoever cease to be in full force or effect or shall be declared null and void or illegal, invalid, unenforceable or inadmissible in evidence, or any Senior Debt or any payments or distributions on account of Senior Debt or any Liens securing Senior Debt shall be subject to avoidance, or shall be avoided, as a fraudulent transfer or fraudulent conveyance, in any case whether prior to or after the commencement of any Bankruptcy or Insolvency Proceedings by or against the Borrower or any of its Subsidiaries;

         (h) any Subordinated Debt or any Subordinated Debt Document or any provision thereof or any Liens securing any Subordinated Debt shall at any time or for any reason whatsoever cease to be in full force or effect or shall be declared null and void or illegal, invalid, unenforceable or inadmissible in evidence, or any Subordinated Debt or any payments or distributions on account of Subordinated Debt or any Liens securing any Subordinated Debt shall be subject to avoidance, or shall be avoided, as a fraudulent transfer or fraudulent conveyance, in any case whether prior to or after the commencement of Bankruptcy or Insolvency Proceedings by or against the Borrower or any of its Subsidiaries;

         (i) the existence or creation at any time or times on or after the date of this Agreement of any claim, defense, right of set-off or counterclaim of any nature whatsoever of any Subordinated Creditor against the Borrower or any of its Subsidiaries or against any of the Senior Creditors; or

         (j) the existence of any other condition or circumstance or the occurrence of any other event that might otherwise constitute a legal or equitable discharge of or a suretyship defense to the performance by any Subordinated Creditor of any of its obligations or other liabilities hereunder.

     Each of the Subordinated Creditors hereby absolutely, unconditionally and irrevocably assents to and waives notice of any and all matters hereinbefore specified in clauses (a) through (j). This Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any Senior Debt previously made by any Debtor to any of the Senior Creditors is rescinded or must otherwise be returned by any of the Senior Creditors in connection with any Bankruptcy or Insolvency Proceedings with respect to any of the Debtors or otherwise, all as though such payment of Senior Debt had not been made.

                                    ARTICLE V

                 ADDITIONAL REPRESENTATIONS AND OTHER COVENANTS
                 ----------------------------------------------

         SECTION  5.1.  Information  Regarding  Subordinated  Debt.  Each of the
                        -------------------------------------------
Borrower and the Subordinated Creditors shall furnish to the Administrative Agent from time to time all such information regarding Subordinated Debt as the Administrative Agent may from time to time reasonably request.

         SECTION 5.2.  Additional  Representations and Covenants of Subordinated
                       ---------------------------------------------------------
Creditors.
----------

         (a) No part of the Subordinated Debt is evidenced by any Instrument or other writing a true and complete copy which has not previously been furnished to the Administrative Agent. The Subordinated Creditors are the lawful owners of the Subordinated Debt, and no part thereof has been assigned to or subordinated or subjected to any Liens in favor of any Person or Persons, except in compliance with the provisions of paragraph (b) of this Section 5.2.

         (b) Until all of the Senior Debt shall have been paid in full, none of the Subordinated Creditors shall sell, assign, pledge, encumber or otherwise transfer any Subordinated Debt or any rights or interests in any Subordinated Debt or any Subordinated Debt Documents, unless, prior to and in connection with any such transfer, the purchaser, assignee or other transferee thereof shall have agreed in writing to become a party to and bound by this Agreement as a Subordinated Creditor hereunder.

         (c) No part of the Subordinated Debt is secured by any Liens on Property of any kind of the Borrower or any of its Subsidiaries

         SECTION  5.3.  No  Other  Subordination.   Each  Subordinated  Creditor
                        -------------------------
represents that the Subordinated Debt is not subordinated to any obligations other than the Senior Debt and covenants that it will not subordinate the Subordinated Debt to any other obligations except with the prior written consent of the Administrative Agent.

         SECTION  5.4.  Legend;  etc.  Each of the Debtors and the  Subordinated
                        -------------
Creditors covenants to cause each Instrument or certificate representing or evidencing any of the Subordinated Debt to have affixed upon it a legend substantially as follows:


           -----------------------------------------------------------------
            "THIS  SUBORDINATED  NOTE IS  SUBORDINATED  AND MADE  JUNIOR IN
            RIGHT  OF  PAYMENT,   AND  MADE  SUBJECT  TO  RESTRICTIONS  AND
            LIMITATIONS  ON  ENFORCEMENT   (INCLUDING   ACCELERATION)   AND
            RESTRICTION AND LIMITATIONS ON SALE, ASSIGNMENT, ENCUMBRANCE AND OTHER TRANSFERS, ALL UPON THE TERMS, IN THE MANNER, AND TO THE EXTENT SET FORTH IN THE SUBORDINATION AGREEMENT, DATED AS OF JUNE 26, 2002, AS FROM TIME TO TIME IN EFFECT, AMONG TELEPHONE AND DATA SYSTEMS, INC., THE OTHER SUBORDINATED
            CREDITORS FROM TIME TO TIME PARTY THERETO, UNITED STATES CELLULAR CORPORATION, AND TORONTO DOMINION (TEXAS), INC., AS ADMINISTRATIVE AGENT."
           -----------------------------------------------------------------

         The Parent Company and the Debtors shall cause any financial statement describing or listing or otherwise reflecting the existence of any Funded Debt included in the Subordinated Debt to indicate clearly the subordinated character thereof, to the extent appropriate under Generally Accepted Accounting Principles.

         SECTION 5.5. Consent to Credit Agreement.  Each  Subordinated  Creditor
                      ----------------------------
acknowledges receipt from the Parent Company of a correct and complete copy of the Senior Credit Agreement as in effect as of the date such Subordinated Creditor became a party to this Agreement, and consents to all of the provisions of the Senior Credit Agreement as in effect as of such date.

         SECTION 5.6. No Impairment. No right of the Senior Creditors under this
                      --------------
Agreement shall at any time be prejudiced or impaired by any conduct on the part of any Debtor or any Subordinated Creditor, including any noncompliance by any Debtor or any Subordinated Creditor with the terms of this Agreement, or by any conduct, in good faith, by any Senior Creditor, regardless of any knowledge thereof which any Senior Creditor may have or otherwise be charged with.

                                   ARTICLE VI

                                  MISCELLANEOUS
                                  -------------

         SECTION  6.1.  Effectiveness  of  Agreement.  This  Agreement  shall be
                        -----------------------------
effective as to, and shall be enforceable by the Administrative Agent against, each Subordinated Creditor from and after the execution and delivery by such Subordinated Creditor of a counterpart of this Agreement or a Subordinated
Creditor Supplement. The agreements and obligations of each Subordinated Creditor under this Agreement are separate and independent from and in addition to the agreements and obligations of each of the other Subordinated Creditors and shall be enforceable by the Administrative Agent against each Subordinated Creditor notwithstanding (a) the failure of any other Parent Affiliated Company to execute and deliver a counterpart of this Agreement or a Subordinated Creditor Supplement, (b) the invalidity, unenforceability or inadmissibility in evidence of this Agreement against any one or more of the other Subordinated Creditors, (c) the release by the Administrative Agent of all or any of the other Subordinated Creditors from all or any part of their obligations under this Agreement, or (d) any waiver, termination or cancellation by the Administrative Agent of, or any consent by the Administrative Agent to any departure from, any of the agreements or obligations of any other Subordinated Creditor hereunder on any occasion or occasions, or any failure by the Administrative Agent to enforce any of the agreements or obligations of any other Subordinated Creditor hereunder on any occasion or occasions.

         SECTION 6.2. Amendments, Waivers; etc. The provisions of this Agreement
                      -------------------------
may from time to time be amended if such amendment is in writing and consented to by each of the parties hereto. No failure or delay on the part of any Person in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. The remedies herein provided are cumulative and not exclusive of any other remedies provided at law or in equity. No waiver or approval by a Person under this Agreement shall, except as may be otherwise stated in such waiver or approval, be applicable to any subsequent transactions.

         SECTION 6.3.  Further  Assurances.  The  Subordinated  Creditors  shall
                       --------------------
execute and deliver all such further Instruments, and take all such further action, as may be reasonably necessary or appropriate, or as the Administrative Agent may reasonably request, in order to carry out the intent and purpose of this Agreement. The Administrative Agent shall execute and deliver all such further Instruments, and take all such further action, as may be reasonably necessary or appropriate, or as the Subordinated Creditors may reasonably request, in order to carry out the intent and purposes of this Agreement.

         SECTION 6.4. Specific  Performance;  Remedies  Cumulative.  Each of the
                      ---------------------------------------------
Subordinated Creditors and Debtors (a) acknowledges that a remedy at law for any breach or attempted breach of this Agreement may be inadequate, (b) agrees that the Administrative Agent and the other Senior Creditors shall be entitled to specific performance, and (c) agrees to waive any requirement for obtaining or posting any bond in connection with seeking or obtaining any such injunctive or equitable relief. The rights and remedies of each of the Administrative Agent and the other Senior Creditors provided herein are cumulative, and not exclusive of any of the rights and remedies which may be granted or provided by applicable law or by any of the other Senior Debt Documents.

         SECTION 6.5.  Severability.  Any provision of this  Agreement  which is
                       -------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of any such provision in any other jurisdiction.

         SECTION 6.6. Continuing Agreement. This Agreement shall in all respects
                      ---------------------
be a continuing agreement, and this Agreement and the agreements and obligations of each of the Subordinated Creditors hereunder shall remain in full force and effect until all Senior Debt shall be paid in full.

         SECTION 6.7.  Successors and Assigns.  This Agreement  shall be binding
                       -----------------------
upon, and shall inure to the benefit of, each of the Administrative Agent and the other Senior Creditors, the Subordinated Creditors and the Borrower and their respective successors in title and permitted assigns.

         SECTION 6.8. Notices. All notices and other communications  provided to
                      --------
a party hereunder shall (except as otherwise specifically provided herein) be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, or sent by telecopy and confirmed by delivery via courier or postal service and shall be addressed or delivered to it at its address designated for notices set forth on Schedule F attached hereto (as amended or supplemented from time to time) or at such other address as may be designated by such party in a notice to the other parties. Any such notice shall be deemed to have been duly received and to have become effective (a) if telecopied, or delivered by hand to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer and (b) if sent by registered or certified first-class mail, postage prepaid, three days after the date mailed.

         SECTION 6.9. Loan  Document;  etc. This  Agreement  constitutes a "Loan
                      ---------------------
Document" for all purposes of the Senior Credit Agreement and the other Senior Loan Documents. This Agreement, constitutes the entire agreement among the Senior Creditors and the Subordinated Creditors with respect to the subject matter hereof and supersedes any prior or contemporaneous agreements, representations, warranties or understandings, whether oral, written or implied, as to the subject matter of this Agreement.

         SECTION  6.10.  CHOICE OF LAW. THIS  AGREEMENT IS A CONTRACT  UNDER THE
                         --------------
LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW OTHER THAN GENERAL OBLIGATIONS LAW
Section 5-1401).

         SECTION 6.11.  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY
                        ---------------------
WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EACH SUBORDINATED CREDITOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY SENIOR CREDITOR HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH SEMIOR CREDITOR WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

         SECTION 6.12.  Survival.  The agreements and  obligations of each party
                        ---------
hereto under Sections 6.10, 6.11, 6.14 and 6.15 hereof shall survive the termination of this Agreement and the payment in full of all Senior Debt. The representations and warranties made by the Debtors or (as the case may be) by the Subordinated Creditors in this Agreement shall survive the execution and delivery of this Agreement.

         SECTION 6.13. Termination.  This Agreement and all of the covenants and
                       ------------
other obligations of each of the parties hereto shall, except as otherwise expressly provided by Section 6.12, terminate upon, and be of no further force or effect whatsoever after, the payment in full of all of the Senior Debt.

         SECTION   6.14.   Indemnification.   Each  party   hereto   (each,   an
                           ----------------
"indemnifying party") agrees to indemnify and hold harmless each of the other parties hereto from and against any and all losses, damages, claims and liabilities which such other parties shall sustain or incur and which shall arise directly out of or which shall be directly caused by any breach by the indemnifying party of any of its covenants or agreements hereunder.

         SECTION  6.15.  Expenses of  Enforcement.  Each  Subordinated  Creditor
                         -------------------------
hereby agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses (including, but not limited to, court costs and expenses and reasonable fees and disbursements of attorneys) at any time or from time to time incurred or sustained by the Administrative Agent or any of the other Senior Creditors in connection with its enforcement of any of its claims or remedies against such Subordinated Creditor under this Agreement.

         SECTION 6.16. Obligations Several; No Third Parties Benefited.
                       ------------------------------------------------

         (a) The agreements and obligations of each of the Subordinated Creditors under this Agreement are several and not joint. No Subordinated Creditor shall be responsible for the failure of any other Subordinated Creditor to perform its obligations hereunder.

         (b) This Agreement is made and entered into for the sole protection and legal benefit of each of the Administrative Agent and the other Senior Creditors and its successors in title and assigns. It is not the intention of the parties hereto to confer any third-party beneficiary rights, and this Agreement shall not be construed so as to confer any such rights upon any other Person or Persons not party hereto. Neither the Borrower nor any of its Subsidiaries nor any other Person or Persons (other than a party hereto) shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement.

         SECTION  6.17.  Counterparts.  This  Agreement  may be  executed in any
                         -------------
number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Instrument. A set of counterparts executed by all of the parties hereto shall be lodged with the Borrower and the Administrative Agent. Delivery by facsimile by any of the parties hereto of an executed counterpart hereof, of any amendment or waiver hereto or any Subordinated Creditor Supplement or Subordinated Debt Supplement, shall be as effective as an original executed document and shall be considered a representation that such original executed document, as the case may be, will be delivered.

         SECTION 6.18. Headings.  The descriptive headings in this Agreement are
                       ---------
inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                          ***Signature Pages Follow***

         IN WITNESS WHEREOF, the parties hereto have caused this SUBORDINATION AGREEMENT to be executed by their duly authorized officers as of the day and in the year first above written.

                    THE SUBORDINATED CREDITORS
                    --------------------------

                    TELEPHONE AND DATA SYSTEMS, INC.


                   By:   /s/ Peter L. Sereda
                      -----------------------------------------
                      Name:    Peter L. Sereda
                      Title:   V.P. and Treasurer


                    Signature Page to Subordination Agreement

                          ***Signature Page Follows***

                    THE BORROWER:
                    ------------

                    UNITED STATES CELLULAR CORPORATION

                    By:   /s/ Kenneth R. Meyers
                       --------------------------------------------------
                       Name:    Kenneth R. Meyers
                       Title:   Executive Vice President - Finance
                                (Chief Financial Officer)


                    By:   /s/ Thomas S. Weber
                       --------------------------------------------------
                       Name:    Thomas S. Weber
                       Title:   Vice President of Financial Services


                    THE ADMINISTRATIVE AGENT
                    ------------------------

                    TORONTO DOMINION (TEXAS), INC., as Administrative Agent


                    By:   /s/ Jeffery R. Lents
                       --------------------------------------------------
                       Name:    Jeffery R. Lents
                       Title:   Vice President


                    Signature Page to Subordination Agreement

                                                                      SCHEDULE A
                                                                      ----------

             SCHEDULE A TO THE SUBORDINATION AGREEMENT, DATED AS OF
             JUNE 26, 2002, AMONG TELEPHONE AND DATA SYSTEMS, INC.,
                THE OTHER SUBORDINATED CREDITORS, UNITED STATES
                 CELLULAR CORPORATION, AS A DEBTOR, AND TORONTO
                DOMINION (TEXAS), INC., AS ADMINISTRATIVE AGENT



     ---------------------------------------------------------------------


                                 LIST OF DEBTORS
                                 ---------------
A.       BORROWER
         --------
         United States Cellular Corporation

B.       CERTAIN SUBSIDIARIES OF UNITED STATES CELLULAR CORPORATION
         -----------------------------------------------------------------------


         None.
         -----

                                                                      SCHEDULE B
                                                                      ----------

               SCHEDULE B TO THE SUBORDINATION AGREEMENT, DATED AS
              OF JUNE 26, 2002, AMONG TELEPHONE AND DATA SYSTEMS,
             INC., THE OTHER SUBORDINATED CREDITORS, UNITED STATES
                 CELLULAR CORPORATION, AS A DEBTOR, AND TORONTO
                DOMINION (TEXAS), INC., AS ADMINISTRATIVE AGENT



     ---------------------------------------------------------------------


                           PERMITTED SUB DEBT PAYMENTS
                           ---------------------------

         None, except that the Borrower shall be entitled to refinance, and to repay in its entirety exclusively out of the proceeds of such refinancing, its promissory note in the original principal amount of $105,000,000 payable to the Parent Company; provided, however, that all Funded Debt issued or incurred by the Borrower in order to refinance such note shall be at all times subordinated to the Senior Debt:

         (a) on terms and conditions at least as favorable to the Senior Creditors as the terms and conditions set forth in this Agreement; or

         (b) if the Funded Debt issued or incurred by the Borrower to refinance such note is public subordinated indebtedness, then on market terms for public subordinated indebtedness at the time such Funded Debt is issued or incurred.

                                                                      SCHEDULE C
                                                                      ----------

             SCHEDULE C TO THE SUBORDINATION AGREEMENT, DATED AS OF
             JUNE 26, 2002, AMONG TELEPHONE AND DATA SYSTEMS, INC.,
                THE OTHER SUBORDINATED CREDITORS, UNITED STATES
                 CELLULAR CORPORATION, AS A DEBTOR, AND TORONTO
                DOMINION (TEXAS), INC., AS ADMINISTRATIVE AGENT



     ---------------------------------------------------------------------


                         LIST OF SUBORDINATED CREDITORS
                         ------------------------------

Telephone and Data Systems, Inc.

                                                                      SCHEDULE D
                                                                      ----------

             SCHEDULE D TO THE SUBORDINATION AGREEMENT, DATED AS OF
             JUNE 26, 2002, AMONG TELEPHONE AND DATA SYSTEMS, INC.,
            THE OTHER SUBORDINATED CREDITORS, UNITED STATES CELLULAR
                     CORPORATION, AS A DEBTOR, AND TORONTO
                 DOMINION (TEXAS), INC., AS ADMINISTRATIVE AGENT



     ---------------------------------------------------------------------


                                SUBORDINATED DEBT
                                -----------------

                                       Outstanding Principal       Maturity Date
Name of Debtor                         Amount of Funded Debt       (if any)
--------------                         ----------------------      -------------

                                                                      SCHEDULE E
                                                                      ----------

             SCHEDULE E TO THE SUBORDINATION AGREEMENT, DATED AS OF
             JUNE 26, 2002, AMONG TELEPHONE AND DATA SYSTEMS, INC.,
                THE OTHER SUBORDINATED CREDITORS, UNITED STATES
                 CELLULAR CORPORATION, AS A DEBTOR, AND TORONTO
                DOMINION (TEXAS), INC., AS ADMINISTRATIVE AGENT



     ---------------------------------------------------------------------


                           SUBORDINATED DEBT DOCUMENTS
                           ---------------------------

Name of Debtor                                Name and Description of Instrument
--------------                                ----------------------------------

                                                                      SCHEDULE F
                                                                      ----------

             SCHEDULE F TO THE SUBORDINATION AGREEMENT, DATED AS OF
             JUNE 26, 2002, AMONG TELEPHONE AND DATA SYSTEMS, INC.,
                THE OTHER SUBORDINATED CREDITORS, UNITED STATES
                 CELLULAR CORPORATION, AS A DEBTOR, AND TORONTO
                DOMINION (TEXAS), INC., AS ADMINISTRATIVE AGENT



     ---------------------------------------------------------------------

                              ADDRESSES FOR NOTICES
                              ---------------------

1.1.     Address of Subordinated Creditors.
         ----------------------------------
                  Telephone and Data Systems, Inc.
                  30 North LaSalle Street
                  Chicago, Illinois   60602

                  Attention:        President
                  Fax No.:          312-630-9299
                  Telephone No.:    312-630-1900

                  With a Copy To (which shall not itself constitute notice):

                  Sidley Austin Brown & Wood
                  Bank One Plaza
                  10 South Dearborn Street
                  Chicago, Illinois   60603

                  Attention:        Michael G. Hron
                                    Secretary of Telephone and Data
                                      Systems, Inc.
                  Fax:              312-853-7036
                  Telephone No.:    312-853-7000

1.2.     Address of Debtors.
         -------------------
                  United States Cellular Corporation
                  8410 West Bryn Mawr Avenue
                  Suite 700
                  Chicago, Illinois   60602

                  Attention:        Executive Vice President-Finance
                  Fax:              773-399-8959
                  Telephone No.:    773-399-8903

                  With a Copy To (which shall not itself constitute notice):

                  Sidley Austin Brown & Wood
                  Bank One Plaza
                  10 South Dearborn Street
                  Chicago, Illinois   60603

                  Attention:        Stephen P. Fitzell
                                    Secretary of the Borrower
                  Fax:              312-853-7036
                  Telephone No.:    312-853-7000

                                    -and-

                  Telephone and Data Systems, Inc.
                  30 North LaSalle Street
                  Chicago, Illinois   60602

                  Attention:        Corporate Treasurer
                  Fax No.:          312-592-5408
                  Telephone No.:    312-592-5308

                                    -and-

                  Sidley Austin Brown & Wood
                  Bank One Plaza
                  10 South Dearborn Street
                  Chicago, Illinois   60603

                  Attention:        Michael G. Hron
                                    Secretary of Telephone and Data

                                      Systems, Inc.
                  Fax:              312-853-7036
                  Telephone No.:    312-853-7000


1.3.     Address of Administrative Agent.
         --------------------------------
                  Toronto Dominion (Texas), Inc.
                  909 Fannin Street, 17th Floor
                  Houston, Texas   77010

                  Attention:        Jeff Lents
                  Fax:              (713) 951-9921
                  Telephone No.:    (713) 653-8229

                  With a Copy To (which shall not itself constitute notice):

                  Bingham Dana LLP
                  150 Federal Street
                  Boston, Massachusetts   02110

                  Attention:        Louis J. Duval, Esq.
                  Fax:              (617) 951-8736
                  Telephone No.:    (617) 951-8558

                                                                       EXHIBIT A
                                                                       ---------
                                     FORM OF
                                     -------
                        SUBORDINATED CREDITOR SUPPLEMENT
                        --------------------------------


         THIS SUBORDINATED CREDITOR SUPPLEMENT (this "Supplement"), dated as of _____________, is made by the undersigned. Unless otherwise defined herein, capitalized terms used herein and defined in the Subordination Agreement referred to below are used herein as so defined.

                                    RECITALS:
                                    --------

         A. Reference is made to the Subordination Agreement (the "Subordination Agreement"), dated as of June 26, 2002, by and among Telephone and Data Systems, Inc., as a Subordinated Creditor, the other Subordinated Creditors party thereto, United States Cellular Corporation, as a Debtor, and Toronto Dominion (Texas), Inc., as Administrative Agent for the Senior Creditors.

         B. Pursuant to Section 2.1(b) of the Subordination Agreement, the undersigned intends to become a "Subordinated Creditor" for all purposes of the Subordination Agreement and executes and delivers this Supplement in order to become a "Subordinated Creditor" for all purposes of the Subordination Agreement;

         NOW, THEREFORE, IT IS AGREED:

         1. Subordinated Creditor. By executing and delivering this Supplement, the undersigned hereby becomes a party to the Subordination Agreement as a "Subordinated Creditor" thereunder for all purposes of the Subordination Agreement, and hereby covenants and agrees to be bound by and comply with all terms and conditions thereunder.

         2. Subordinated Debt and Subordinated Debt Documents. By executing and delivering this Supplement, the undersigned hereby also attaches a Supplement to Schedule D to the Subordination Agreement and Supplement to Schedule E to the Subordination Agreement and agrees that (a) the "Subordinated Debt" owing to the undersigned identified and described in such Supplement to Schedule

D shall be and become "Subordinated Debt" for all purposes of the Subordination Agreement, and (b) the "Subordinated Debt Documents" to which the undersigned is a party identified and described in such Supplement to Schedule E shall be and become "Subordinated Debt Documents" for all purposes of the Subordination Agreement.

         3. Attachment to Subordination Agreement. The undersigned hereby agrees that this Supplement, together with the attached Supplement to Schedule D and Supplement to Schedule E, will be attached to the Subordination Agreement and deemed to amend such existing Schedules.

         4. Representations and Warranties. The undersigned hereby makes each of the representations and warranties contained in Sections 5.2 and 5.3 of the Subordination Agreement on the date hereof, after giving effect to this Supplement.

         5. Counterparts. This Supplement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Instrument. A set of counterparts executed by all of the parties hereto shall be lodged with the Borrower and the Administrative Agent. Delivery by facsimile by any of the parties hereto of an executed counterpart hereof shall be effective as an original executed document and shall be considered a representation that an original executed counterpart hereof will be delivered.

         6. GOVERNING LAW. THIS SUPPLEMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW OTHER THAN GENERAL OBLIGATIONS LAW Section 5-1401).



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]



                          ***Signature Page Follows***

         IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.

                       [NAME OF SUBORDINATED CREDITOR], as Subordinated Creditor


                       By:______________________________________________________
                          Name:
                          Title:








Agreed to and Accepted:

TORONTO DOMINION (TEXAS), INC.,
   as Administrative Agent


By:_________________________________________
   Name:
   Title:


               Signature Page to Subordinated Creditor Supplement

                        SUBORDINATED CREDITOR SUPPLEMENT
                        Dated as of ______________, ____


          -------------------------------------------------------------


                  SUPPLEMENT TO SCHEDULE D TO THE SUBORDINATION
             AGREEMENT, DATED AS OF JUNE 26, 2002, AMONG TELEPHONE
                 AND DATA SYSTEMS, INC., THE OTHER SUBORDINATED
              CREDITORS, UNITED STATES CELLULAR CORPORATION, AS A
                 DEBTOR, AND TORONTO DOMINION (TEXAS), INC., AS
                              ADMINISTRATIVE AGENT



      ---------------------------------------------------------------------


                                SUBORDINATED DEBT
                                -----------------

                              Outstanding Principal                Maturity Date
Name of Debtor                Amount of Funded Debt                (if any)
--------------                ---------------------                -------------

                        SUBORDINATED CREDITOR SUPPLEMENT
                       dated as of ________________, ____



   -------------------------------------------------------------------------



                  SUPPLEMENT TO SCHEDULE E TO THE SUBORDINATION
             AGREEMENT, DATED AS OF JUNE 26, 2002, AMONG TELEPHONE
                 AND DATA SYSTEMS, INC., THE OTHER SUBORDINATED
              CREDITORS, UNITED STATES CELLULAR CORPORATION, AS A
                 DEBTOR, AND TORONTO DOMINION (TEXAS), INC., AS
                              ADMINISTRATIVE AGENT



     ---------------------------------------------------------------------


                           SUBORDINATED DEBT DOCUMENTS
                           ---------------------------


Name of Debtor                                Name and Description of Instrument
--------------                                ----------------------------------

                                                                       EXHIBIT B
                                                                       ---------
                                     FORM OF
                                     -------
                          SUBORDINATED DEBT SUPPLEMENT
                          ----------------------------


         THIS SUBORDINATED DEBT SUPPLEMENT (this "Supplement"), dated as of _____________, is made by the undersigned Subordinated Creditor. Unless otherwise defined herein, capitalized terms used herein and defined in the Subordination Agreement referred to below are used herein as so defined.

                                    RECITALS:
                                    --------

         A. Reference is made to the Subordination Agreement (the "Subordination Agreement"), dated as of June 26, 2002, by and among Telephone and Data Systems, Inc., as a Subordinated Creditor, the other Subordinated Creditors party thereto, United States Cellular Corporation, as a Debtor, and Toronto Dominion (Texas), Inc., as Administrative Agent for the Senior Creditors.

         B. Pursuant to Section 2.1(c) of the Subordination Agreement, the undersigned Subordinated Creditor intends that the "Subordinated Debt" and the "Subordinated Debt Documents" identified and described on the Schedules attached hereto shall be and become part of the "Subordinated Debt" and "Subordinated Debt Documents" for all purposes of the Subordination Agreement and delivers this Supplement so that such "Subordinated Debt" and "Subordinated Debt Documents" shall be and become part of the "Subordinated Debt" and "Subordinated Debt Documents" for all purposes of the Subordination Agreement;

         NOW, THEREFORE, IT IS AGREED:

         1. Subordinated Debt and Subordinated Debt Documents. By executing and delivering this Supplement, the undersigned Subordinated Creditor hereby attaches a Supplement to Schedule D to the Subordination Agreement and Supplement to Schedule E to the Subordination Agreement and agrees that (a) the "Subordinated Debt" owing to the undersigned Subordinated Creditor identified and described on such Supplement to Schedule D shall be and become "Subordinated Debt" for all purposes of the Subordination Agreement and, (b) the "Subordinated Debt Documents" to which the undersigned Subordinated Creditor is a party identified in such Supplement to Schedule E shall be and become "Subordinated Debt Documents" for all purposes of the Subordination Agreement.

         2. Attachment to Subordination Agreement. The undersigned Subordinated Creditor hereby agrees that this Supplement, together with the attached Supplement to Schedule D and Supplement to Schedule E, will be attached to the Subordination Agreement and deemed to amend such existing Schedules.

         3. Representations and Warranties. The undersigned Subordinated Creditor hereby certifies that each of the representations and warranties contained in Sections 5.2 and 5.3 of the Subordination Agreement were true as of the date as of which they were made and are true at and as of the date hereof.

         4. Counterparts. This Supplement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Instrument. A set of counterparts executed by all of the parties hereto shall be lodged with the Borrower and the Administrative Agent. Delivery by facsimile by any of the parties hereto of an executed counterpart hereof shall be effective as an original executed document and shall be considered a representation that an original executed counterpart hereof will be delivered.

         5. GOVERNING LAW. THIS SUPPLEMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW OTHER THAN GENERAL OBLIGATIONS LAW Section 5-1401).





            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]





                          ***Signature Page Follows***

         IN WITNESS WHEREOF, the undersigned Subordinated Creditor has caused this Supplement to be duly executed and delivered as of the date first above written.

                       [NAME OF SUBORDINATED CREDITOR], as Subordinated Creditor


                       By:______________________________________________________
                          Name:
                          Title:





Agreed to and Accepted:

TORONTO DOMINION (TEXAS), INC.,
   as Administrative Agent


By:_________________________________________
      Name:
      Title:



                 Signature Page to Subordinated Debt Supplement

                          SUBORDINATED DEBT SUPPLEMENT
                        dated as of ______________, ____


      ---------------------------------------------------------------------



                  SUPPLEMENT TO SCHEDULE D TO THE SUBORDINATION
             AGREEMENT, DATED AS OF JUNE 26, 2002, AMONG TELEPHONE
                 AND DATA SYSTEMS, INC., THE OTHER SUBORDINATED
              CREDITORS, UNITED STATES CELLULAR CORPORATION, AS A
                 DEBTOR, AND TORONTO DOMINION (TEXAS), INC., AS
                              ADMINISTRATIVE AGENT



      ---------------------------------------------------------------------


                                SUBORDINATED DEBT
                                -----------------


                               Outstanding Principal             Maturity Date
Name of Debtor                 Amount of Funded Debt             (if any)
--------------                 ---------------------             --------------

                          SUBORDINATED DEBT SUPPLEMENT
                       dated as of ________________, ____


      ---------------------------------------------------------------------



                  SUPPLEMENT TO SCHEDULE E TO THE SUBORDINATION
             AGREEMENT, DATED AS OF JUNE 26, 2002, AMONG TELEPHONE
                 AND DATA SYSTEMS, INC., THE OTHER SUBORDINATED
              CREDITORS, UNITED STATES CELLULAR CORPORATION, AS A
                 DEBTOR, AND TORONTO DOMINION (TEXAS), INC., AS
                              ADMINISTRATIVE AGENT



      ---------------------------------------------------------------------


                           SUBORDINATED DEBT DOCUMENTS
                           ---------------------------

Name of Debtor                                Name and Description of Instrument
--------------                                ----------------------------------